UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	Prudential Global Short Duration High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	7/31/2013

Date of reporting period:	1/31/2013

Item 1 –	Reports to Stockholders

PRUDENTIAL INVESTMENTS»CLOSED-END FUNDS

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

SEMIANNUAL REPORT • JANUARY 31, 2013

Fund Type

Short Duration, High Yield Bond

Objective

High level of current income

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2013, were not audited and, accordingly, no auditor’s opinion is expressed on them.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

March 15, 2013

Dear Shareholder:

We hope you find the semi-annual report for Prudential Global Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the period from December 26, 2012, the Fund’s inception, through January 31, 2013, its fiscal semi-annual period. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Short Duration High Yield Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, Prudential Investments, LLC and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Global Short Duration High Yield Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments of issuers located around the world, including emerging markets.1 The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

1There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds are below investment grade, commonly referred to as “junk bonds,” and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (“Moody’s”); BB, B by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc.; or are comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered of comparable quality.

Performance Snapshot as of 1/31/13
Price Per Share	Total Return* For Period Ended January 31, 2013
$18.93 (NAV)	–0.89%
$20.04 (Market Price)	0.20%

Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*Total returns are based on changes in NAV or market price. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: Prudential Investments LLC.

Credit Quality** expressed as a percentage of total assets as of 1/31/13
Baa	2.8%
Ba	28.9
B	59.9
Caa or Lower	7.2
Not Rated	1.2
Total Assets	100%

**Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

2	Visit our website at www.prudentialfunds.com

The Fund commenced operations on December 26, 2012 and declared its first distribution of $0.125 per share on January 28, 2013 for the months of February, March, April, and May. The distribution for the month of February was paid to shareholders on February 28, 2013. The initial $0.125 distribution represents a 7.50% distribution rate based on the Fund’s initial offering price of $20.00.

Prudential Global Short Duration High Yield Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

The initial public offering of the Prudential Global Short Duration High Yield Fund took place in December 2012, and shares of the Fund’s common stock began trading on the New York Stock Exchange under the symbol “GHY” on December 21, 2012. The Fund’s initial offering price was $20.00 per share, but its initial net asset value (NAV) per share was reduced by a 4.5% sales load ($0.90 per share) and offering expenses borne by the Fund ($0.04 per share).

•

During the reporting period from the December 26, 2012 inception date through January 31, 2013, the Fund’s NAV per share declined by $0.17 from $19.10 to $18.93. In terms of percentage decrease, the Fund’s NAV declined 0.89% for the period, underperforming the Barclays Global Ba/B 1-5 Year Issuer Constrained Index (1% issuer capped) (the Index) which returned 1.66%. The Fund also underperformed the 1.27% gain of the Lipper Closed End Global Income Average. All returns of the Fund reflect reinvestment of dividends.

•

The Fund’s share price increased slightly from $20.00 to $20.04 for the period. The share price was partially supported by the Fund’s underwriters who were granted an option to purchase additional shares within the first 45 days after its initial public offering. (By the time the option expired on February 1, 2013, the underwriters exercised 3,902,005 shares of their total allotted option.)

What were conditions like in the short-term high yield corporate bond market?

High yield corporate bonds were strong out of the gate as a partial resolution of the fiscal cliff and better global economic sentiment fueled sizable inflows into high yield bonds.

•

January was well on its way to exceeding the December 2012 return, but a disappointing GDP number early in the final week of the month weighed on the market and slightly tempered the enthusiasm. Investors were forced to continue to dip down in credit quality to achieve higher yields. Subsequently, bonds with lower CCC ratings outperformed in January.

•

Average high yield bond prices rose in January, as yields hovered above the all time low of 5.71%, (as bond prices move inversely to yields). As “spreads” (the amount of extra yield that high yield bonds provide over similar-duration U.S. Treasury securities) tightened, the high yield market generated considerable returns versus Treasuries. Sector performance was positive across the board in January. Higher risk sectors such as gaming and technology, which hold a large component of lower-rated high yield CCC securities, posted the strongest returns. The weakest sectors for the month were the more defensive sectors, such as cable and lodging, which hold a larger number of higher-quality high yield BB-rated debt securities.

4	Visit our website at www.prudentialfunds.com

•

The credit health of the high yield universe has improved dramatically since the financial crisis of 2008. Companies have strengthened their balance sheets and cash flows by taking advantage of a strong market to refinance their debt, pushing out their debt maturities and reducing interest expenses.

•

Firms have also been focused on rationalizing their operations and capital spending, given the very low-growth environment. Also, corporate profit margins are near historic peaks, which helped keep the high yield bond default rate near 2.0%, well below its historical average.

What strategies detracted most from the Fund’s performance?

•	As the Fund was recently launched, it focused on building its portfolio holdings, emphasizing higher-quality high yield debt securities in the BB and B categories.

•

The primary driver of the Fund’s underperformance was start-up costs incurred while building its portfolio holdings. Specifically, wide bid/ask spreads made it costly to build a high yield portfolio over a short time period. Bid/ask spreads indicate the difference between the highest price a buyer will pay against the lowest price that a seller will sell.

•

While building the Fund’s portfolio took less time than anticipated, the Fund held cash levels that were well above what it expects to hold in the future, weighing on performance, as returns on cash are minimal compared with anticipated returns on specific debt securities held by the Fund.

What strategies proved most beneficial to the Fund’s performance?

•	The Fund benefited from having overweight exposures to sectors that have outperformed the broader market.

•

Compared to the Index, the Fund had an underweight exposure to the metals and mining sector that contributed the most to its relative return. This strategy worked well as the industry continued to suffer from declining prices, along with most other commodities.

How did the Fund’s leverage strategy affect its performance?

The Fund began investing the proceeds from its initial public offering. The Fund fully invested such proceeds by the last week in January and began to gradually implement leverage shortly thereafter. As of January 31, 2013, the Fund had borrowed approximately $65 million and was approximately 8.5% levered.

Prudential Global Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview (continued)

Since the Fund’s commencement of operations through January 31, 2013, the average amount of leverage utilized by the Fund was approximately 0.7%. Although the Fund earned incremental yield on the investments made with the borrowed funds during this time, such amounts had a non-material impact on the Fund’s performance since inception.

Benchmark Definitions

Barclays Global High Yield Ba/B 1-5 Year 1% Issuer Constrained Index

The Barclays Global High Yield Ba/B 1-5 Year 1% Issuer Constrained Index is an unmanaged index which represents the performance of short duration higher-rated high yield bonds in the U.S., developed markets, and emerging markets.

Source: Barclays.

Lipper Closed End Global Income Average

The Lipper Closed End Global Income Average (Lipper Average) represents the average return of the funds in the Closed-End Global Income Funds category. Such funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “GHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGHYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call 1 (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

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Portfolio of Investments

as of January 31, 2013 (Unaudited)

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 124.7%
BANK LOANS(a) 11.0%

Automotive 0.3%
Meritor, Inc.	Ba2	4.552%	04/23/17		$2,500	$2,475,000

Cable 1.5%
Newsday LLC	NR	3.805	10/12/16		5,000	4,984,375
Numericable SAS (France)	B2	4.868	06/06/16	EUR	948	1,256,411
Numericable SAS (France)	B2	4.868	06/06/16	EUR	645	855,300
Numericable SAS (France)	B2	4.868	06/06/16	EUR	407	538,698
Numericable SAS (France)	B2	5.618	12/31/17	EUR	687	912,005
Numericable SAS (France)	B2	5.618	12/31/17	EUR	1,313	1,742,478

						10,289,267

Capital Goods 1.1%
KION Group GmbH (Germany)	B2	3.436	12/23/14		1,600	1,593,382
KION Group GmbH (Germany)	B2	3.936	12/29/15		3,400	3,387,088
Laureate Education, Inc.	B1	4.250	06/16/18		2,500	2,508,332

						7,488,802

Consumer 0.8%
ISS Holdings A/S (Denmark)	B2	4.434	06/30/15	EUR	4,000	5,421,358

Gaming 0.9%
Gala Group Finance PLC (United Kingdom)	B3	5.500	05/25/18	GBP	4,000	6,129,861

Healthcare & Pharmaceutical 0.1%
Alliance HealthCare Services, Inc.	Ba3	7.250	06/01/16		700	690,784

Media & Entertainment 3.4%
Ancestry.com, Inc.	B1	7.000	12/31/18		7,000	6,995,002
Getty Images, Inc.	B1	4.750	10/18/19		4,000	4,045,000
Lavena Holding 4 GmbH (Germany)	B2	7.373	03/06/17	EUR	10,000	12,943,570

						23,983,572

Retailers 1.3%
Alliance Boots Ltd. (United Kingdom)(b)	B1	0.000	07/09/17	GBP	2,000	3,153,861

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	7

Portfolio of Investments

as of January 31, 2013 (Unaudited) continued

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS (Continued)

Retailers (cont’d.)
Alliance Boots Ltd. (United Kingdom)	B1	3.486%	07/09/15	GBP	2,000	$3,116,475
Alliance Boots Ltd. (United Kingdom)	B1	3.983	07/09/17	GBP	2,000	3,116,475

						9,386,811

Technology 1.6%
Alcatel-Lucent (USA), Inc.	B1	6.250	08/01/16		$2,400	2,428,001
Alcatel-Lucent (USA), Inc.	B1	7.250	01/30/19		2,000	2,022,500
Freescale Semiconductor, Inc.	B1	4.460	12/01/16		4,000	4,003,332
RP Crown Parent LLC	B1	6.750	12/21/18		3,000	3,025,833

						11,479,666

TOTAL BANK LOANS (cost $76,706,003)						77,345,121

CORPORATE BONDS 62.9%

Aerospace & Defense 0.2%
Moog, Inc., Sr. Sub. Notes	Ba3	7.250	06/15/18		1,700	1,776,500

Automotive 4.4%
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A	Ba1	9.250	01/15/17		1,300	1,436,500
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes(c)	B2	8.000	06/15/19		8,000	8,760,000
Continental Rubber of America Corp., Sr. Sec’d. Notes, 144A	Ba2	4.500	09/15/19		13,000	13,325,000
Delphi Corp., Gtd. Notes	Ba2	5.875	05/15/19		2,000	2,140,000
Lear Corp., Gtd. Notes	Ba2	8.125	03/15/20		3,050	3,408,375
TRW Automotive, Inc., Gtd. Notes, 144A	Ba2	7.000	03/15/14		1,700	1,795,625

						30,865,500

See Notes to Financial Statements.

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Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking 2.4%
Ally Financial, Inc., Gtd. Notes	B1	8.300%	02/12/15	$5,000	$5,568,750
Bank of America Corp., Sr. Unsec’d. Notes(d)	Baa2	6.500	08/01/16	10,000	11,562,590

					17,131,340

Building Materials & Construction 2.7%
Beazer Homes USA, Inc., Sr. Sec’d. Notes	B2	6.625	04/15/18	3,500	3,745,000
Cemex Finance LLC, Sr. Sec’d. Notes, 144A	B(e)	9.500	12/14/16	7,400	7,899,500
D.R. Horton, Inc., Gtd. Notes	Ba2	6.500	04/15/16	4,525	5,034,063
Standard Pacific Corp., Gtd. Notes	B3	8.375	05/15/18	1,800	2,124,000

					18,802,563

Cable 1.7%
Cablevision Systems Corp., Sr. Unsec’d. Notes(c)	B1	8.625	09/15/17	7,546	8,847,685
DISH DBS Corp., Gtd. Notes	Ba2	4.625	07/15/17	3,000	3,135,000

					11,982,685

Capital Goods 6.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B2	9.625	03/15/18	1,757	1,950,270
Griffon Corp., Gtd. Notes	B1	7.125	04/01/18	3,400	3,680,500
Hertz Corp. (The), Gtd. Notes	B2	7.500	10/15/18	4,146	4,550,235
Laureate Education, Inc., Gtd. Notes, 144A	Caa1	9.250	09/01/19	5,000	5,450,000
Manitowoc Co., Inc. (The), Gtd. Notes	B3	9.500	02/15/18	2,615	2,902,650

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	9

Portfolio of Investments

as of January 31, 2013 (Unaudited) continued

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
RBS Global, Inc./Rexnord LLC, Gtd. Notes	B3	8.500%	05/01/18	$1,950	$2,135,250
SPX Corp., Gtd. Notes(c)	Ba2	6.875	09/01/17	5,955	6,654,713
Terex Corp., Gtd. Notes	B3	6.500	04/01/20	5,850	6,215,625
United Rentals North America, Inc., Gtd. Notes(c)	B3	9.250	12/15/19	2,000	2,295,000
Sec’d. Notes	Ba3	5.750	07/15/18	6,000	6,450,000

					42,284,243

Chemicals 0.2%
MacDermid, Inc., Gtd. Notes, 144A (original cost $1,352,000; purchased 01/23/13)(f)(g)	Caa1	9.500	04/15/17	1,300	1,352,000

Consumer 1.5%
Jarden Corp., Gtd. Notes	B2	7.500	05/01/17	3,000	3,386,250
Service Corp. International, Sr. Unsec’d. Notes(a)(c)	Ba3	7.000	06/15/17	6,000	6,892,500

					10,278,750

Electric 0.8%
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	8.000	10/15/17	1,365	1,576,575
Calpine Construction Finance Co. LP/CCFC Finance Corp.,
Sr. Sec’d. Notes, 144A	Ba3	8.000	06/01/16	2,439	2,573,145
DPL, Inc., Sr. Unsec’d. Notes	Ba1	6.500	10/15/16	500	525,000
GenOn REMA LLC, Pass-thru Certs., Ser. B(f)	B1	9.237	07/02/17	114	126,207
Mirant Mid-Atlantic Pass-Through Trust, Pass-thru Certs., Ser. B	Ba1	9.125	06/30/17	1,051	1,176,643

					5,977,570

See Notes to Financial Statements.

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Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy—Other 2.7%
Denbury Resources, Inc., Gtd. Notes	B1	8.250%	02/15/20	$2,906	$3,240,190
Forest Oil Corp., Gtd. Notes(c)	B2	7.250	06/15/19	5,000	5,012,500
Hornbeck Offshore Services, Inc., Gtd. Notes	Ba3	8.000	09/01/17	1,620	1,729,350
Parker Drilling Co., Gtd. Notes	B1	9.125	04/01/18	2,252	2,432,160
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	5.250	01/15/17	6,100	6,374,500

					18,788,700

Foods 2.1%
ARAMARK Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	B3	8.625	05/01/16	1,830	1,873,481
Constellation Brands, Inc., Gtd. Notes	Ba1	7.250	09/01/16	1,100	1,259,500
Cott Beverages, Inc., Gtd. Notes	B3	8.125	09/01/18	954	1,051,785
Gtd. Notes	B3	8.375	11/15/17	1,940	2,100,050
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875	05/15/17	4,200	4,446,750
Michael Foods Group, Inc., Gtd. Notes	B3	9.750	07/15/18	3,630	4,029,300

					14,760,866

Gaming 8.0%
Boyd Gaming Corp., Gtd. Notes(c)	B3	9.125	12/01/18	9,060	9,422,400
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes(c)	B2	11.250	06/01/17	9,073	9,708,110
MGM Resorts International, Gtd. Notes	B3	7.500	06/01/16	3,750	4,106,250
Gtd. Notes(c)	B3	7.625	01/15/17	6,889	7,552,066
Pinnacle Entertainment, Inc., Gtd. Notes	B3	8.750	05/15/20	5,000	5,425,000

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	11

Portfolio of Investments

as of January 31, 2013 (Unaudited) continued

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Gaming (cont’d.)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sec’d. Notes, 144A	B2	8.625%	04/15/16		$12,143	$12,993,010
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $6,926,765; purchased 01/03/13 - 01/07/13)(f)(g)	B1	11.375	07/15/16		6,348	6,855,840

						56,062,676

Healthcare & Pharmaceutical 4.0%
Accellent, Inc., Sr. Sec’d. Notes	B1	8.375	02/01/17		2,755	2,906,525
Catalent Pharma Solutions, Inc., Gtd. Notes	Caa1	9.750	04/15/17	EUR	3,500	4,894,839
HCA, Inc., Sr. Unsec’d. Notes(c)	B3	6.500	02/15/16		9,750	10,627,500
Valeant Pharmaceuticals International, Gtd. Notes, 144A(c)	B1	6.875	12/01/18		9,268	9,824,080

						28,252,944

Lodging 1.8%
Host Hotels & Resorts LP, Gtd. Notes(c)	Baa3	9.000	05/15/17		12,000	12,750,000

Media & Entertainment 4.1%
Allbritton Communications Co., Sr. Unsec’d. Notes(c)	B2	8.000	05/15/18		6,275	6,792,687
AMC Entertainment, Inc., Gtd. Notes	Caa1	9.750	12/01/20		3,650	4,252,250
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes(c)	B2	9.125	08/01/18		9,030	10,113,600

See Notes to Financial Statements.

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Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
LIN Television Corp., Gtd. Notes	B3	8.375%	04/15/18	$3,000	$3,270,000
NAI Entertainment Holdings LLC, Sr. Sec’d. Notes, 144A (original cost $3,208,125; purchased 01/04/13)(f)(g)	B1	8.250	12/15/17	2,900	3,175,500
SSI Investments II Ltd./SSI Co-Issuer LLC, Gtd. Notes	Caa1	11.125	06/01/18	760	851,200

					28,455,237

Metals 2.1%
ArcelorMittal USA LLC, Gtd. Notes	Ba1	6.500	04/15/14	5,000	5,239,130
Peabody Energy Corp., Gtd. Notes(c)	Ba1	6.000	11/15/18	8,800	9,218,000

					14,457,130

Non-Captive Finance 2.7%
CIT Group, Inc., Sr. Unsec’d. Notes	Ba3	4.250	08/15/17	3,500	3,622,500
Sr. Unsec’d. Notes	Ba3	5.250	03/15/18	4,000	4,280,000
International Lease Finance Corp., Sr. Unsec’d. Notes(c)	Ba3	8.875	09/01/17	9,000	10,833,750

					18,736,250

Paper 0.3%
Longview Fibre Paper & Packaging, Inc., Sr. Sec’d. Notes, 144A (original cost $2,112,500; purchased 01/18/13)(f)(g)	B2	8.000	06/01/16	2,000	2,105,000

Pipelines & Other 0.9%
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	B2	9.125	10/01/17	4,000	4,320,000

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	13

Portfolio of Investments

as of January 31, 2013 (Unaudited) continued

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	Ba2	6.000%	01/15/19	$2,350	$2,303,000

					6,623,000

Retailers 1.2%
Petco Holdings, Inc., Sr. Notes, PIK, 144A	Caa1	8.500	10/15/17	2,875	2,961,250
Toys “R” US - Delaware, Inc., Sr. Sec’d. Notes, 144A	B1	7.375	09/01/16	5,000	5,125,000

					8,086,250

Technology 12.0%
Anixter, Inc., Gtd. Notes(c)	Ba3	10.000	03/15/14	10,000	10,862,500
Audatex North America, Inc., Gtd. Notes, 144A(c)	Ba2	6.750	06/15/18	10,400	11,154,000
CDW LLC/CDW Finance Corp., Gtd. Notes	Caa1	12.535	10/12/17	11,100	11,877,000
Sr. Sec’d. Notes(a)	B1	8.000	12/15/18	1,700	1,891,250
Ceridian Corp., Gtd. Notes(a)	Caa2	11.250	11/15/15	2,600	2,632,500
CommScope, Inc., Gtd. Notes, 144A (original cost $6,518,876; purchased 01/07/13 - 01/23/13)(f)(g)	B3	8.250	01/15/19	5,921	6,468,692
DuPont Fabros Technology LP, Gtd. Notes	Ba1	8.500	12/15/17	900	976,500
First Data Corp., Gtd. Notes	Caa1	9.875	09/24/15	4,500	4,612,500
Gtd. Notes	Caa1	10.550	09/24/15	4,500	4,637,813
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	B1	10.125	03/15/18	4,900	5,414,500
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	Caa1	8.250	12/15/17	2,250	2,295,000
Interactive Data Corp., Gtd. Notes(c)	B3	10.250	08/01/18	11,000	12,457,500

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes(c)	B2	11.375%	06/15/18	$7,413	$8,571,281

					83,851,036

Telecommunications 1.1%
Brightstar Corp., Gtd. Notes, 144A (original cost $860,000; purchased 01/04/13)(f)(g)	B1	9.500	12/01/16	800	860,000
Level 3 Financing, Inc., Gtd. Notes	B3	8.125	07/01/19	3,000	3,270,000
Gtd. Notes	B3	10.000	02/01/18	3,200	3,560,000

					7,690,000

TOTAL CORPORATE BONDS (cost $443,519,273)					441,070,240

FOREIGN BONDS 50.8%

Australia 1.7%
FMG Resources (August 2006) Pty Ltd., Gtd. Notes, 144A(c)	B1	6.000	04/01/17	10,600	10,891,500
Gtd. Notes, 144A	B1	7.000	11/01/15	1,300	1,355,250

					12,246,750

Barbados 1.5%
Columbus International, Inc., Sr. Sec’d. Notes, 144A (original cost $10,542,818; purchased 12/26/12 - 01/24/13)(f)(g)	B2	11.500	11/20/14	9,421	10,504,415

Bermuda 0.6%
Digicel Group Ltd., Sr. Unsec’d. Notes, 144A	Caa1	10.500	04/15/18	4,000	4,460,000

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	15

Portfolio of Investments

as of January 31, 2013 (Unaudited) continued

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Canada 4.3%
Bombardier, Inc., Sr. Notes, 144A	Ba2	4.250%	01/15/16		$4,800	$4,944,000
Sr. Unsec’d. Notes, 144A(c)	Ba2	7.500	03/15/18		8,375	9,421,875
New Gold, Inc., Gtd. Notes, 144A	B2	7.000	04/15/20		2,658	2,857,350
Pacific Rubiales Energy Corp., Gtd. Notes, 144A	Ba2	7.250	12/12/21		5,500	6,413,000
Telesat Canada/Telesat LLC, Sr. Unsec’d. Notes, 144A	B3	6.000	05/15/17		6,140	6,447,000

						30,083,225

Cayman Islands 2.6%
Fibria Overseas Finance Ltd., Gtd. Notes, 144A	Ba1	6.750	03/03/21		1,864	2,050,400
Gtd. Notes, 144A	Ba1	7.500	05/04/20		2,600	2,860,000
Gtd. Notes, RegS	Ba1	6.750	03/03/21		2,000	2,200,000
Longfor Properties Co. Ltd., Gtd. Notes, RegS	Ba3	9.500	04/07/16		2,085	2,257,013
Offshore Group Investment Ltd., Sr. Sec’d. Notes	B3	11.500	08/01/15		8,000	8,680,000

						18,047,413

Germany 4.1%
Kabel Deutschland Holding AG, Sr. Unsec’d. Notes, RegS	B1	6.500	07/31/17	EUR	6,060	8,763,052
Techem GmbH, Sr. Sec’d. Notes, MTN, RegS	Ba3	6.125	10/01/19	EUR	3,000	4,317,778
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Sr. Sec’d. Notes, RegS	Ba3	7.500	03/15/19	EUR	2,000	2,960,257
Unitymedia KabelBW GmbH, Gtd. Notes, RegS	B3	9.625	12/01/19	EUR	8,500	12,739,786

						28,780,873

Indonesia 0.5%
Theta Capital Pte Ltd., Gtd. Notes, RegS	B1	6.125	11/14/20		1,700	1,768,408
Gtd. Notes, RegS	B1	7.000	05/16/19		1,300	1,382,891

						3,151,299

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Ireland 3.2%
Ardagh Packaging Finance PLC, Sr. Sec’d. Notes, RegS (original cost $4,407,041; purchased 01/14/13)(f)(g)	Ba3	7.375%	10/15/17	EUR	3,000	$4,358,512
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., Sr. Sec’d. Notes, RegS (original cost $2,938,027; purchased 01/14/13)(f)(g)	Ba3	7.375	10/15/17	EUR	2,000	2,905,674
Brunswick Rail Finance Ltd., Gtd. Notes, 144A	Ba3	6.500	11/01/17		$3,000	3,206,250
Nara Cable Funding Ltd., Sr. Sec’d. Notes, 144A(c)	B1	8.875	12/01/18		8,000	8,000,000
Sibur Securities Ltd., Gtd. Notes, 144A	Ba1	3.914	01/31/18		2,500	2,487,900
Smurfit Kappa Acquisitions, Sr. Sec’d. Notes, 144A	Ba2	4.875	09/15/18		1,100	1,133,000

						22,091,336

Italy 0.5%
Cerved Technologies SpA, Sr. Sec’d. Notes, 144A, MTN	B2	6.375	01/15/20	EUR	1,000	1,347,608
Sr. Sub. Notes, 144A, MTN	B3	8.000	01/15/21	EUR	1,500	2,016,321

						3,363,929

Luxembourg 15.0%
Aguila 3 SA, Sr. Sec’d. Notes, 144A	B2	7.875	01/31/18		2,125	2,252,500
ArcelorMittal, Sr. Unsec’d. Notes(a)	Ba1	4.250	08/05/15		2,000	2,059,784
Sr. Unsec’d. Notes	Ba1	5.375	06/01/13		4,000	4,041,800
Sr. Unsec’d. Notes	Ba1	6.125	06/01/18		4,000	4,270,768
Beverage Packaging Holdings Luxembourg II SA, Sec’d. Notes, RegS	Caa2	8.000	12/15/16	EUR	5,000	6,788,958
Capsugel FinanceCo SCA, Gtd. Notes, RegS	Caa1	9.875	08/01/19	EUR	2,000	3,034,664

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	17

Portfolio of Investments

as of January 31, 2013 (Unaudited) continued

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Luxembourg (cont’d.)
ConvaTec Healthcare E SA, Sr. Sec’d. Notes, RegS	Ba3	7.375%	12/15/17	EUR	5,000	$7,247,213
Evraz Group SA, Gtd. Notes, 144A	B1	8.250	11/10/15		$2,500	2,756,250
Sr. Unsec’d. Notes, 144A	B1	7.400	04/24/17		5,000	5,387,500
Fiat Finance & Trade SA, Gtd. Notes, Ser. E, MTN	B1	7.375	07/09/18	EUR	2,000	2,858,179
Gtd. Notes, Ser. G, MTN, RegS	B1	6.375	04/01/16	EUR	4,000	5,594,102
Gategroup Finance (Luxembourg) SA, Gtd. Notes, MTN, RegS	B1	6.750	03/01/19	EUR	3,000	4,277,044
Geo Debt Finance SCA, Sr. Sec’d. Notes, 144A	B3	7.500	08/01/18	EUR	5,700	7,768,435
Minerva Luxembourg SA, Gtd. Notes, 144A	B1	12.250	02/10/22		3,325	4,056,500
Numericable Finance & Co. SCA, Sr. Sec’d. Notes, RegS	B2	8.750	02/15/19	EUR	2,000	2,864,940
Orion Engineered Carbons Finance & Co. SCA, Gtd. Notes, PIK, 144A	Caa1	9.250	08/01/19		2,950	2,920,500
Sunrise Communications International SA, Sr. Sec’d. Notes, MTN, RegS	Ba3	7.000	12/31/17	EUR	10,000	14,392,592
Telenet Finance Luxembourg SCA, Sr. Sec’d. Notes, RegS	Ba3	6.375	11/15/20	EUR	5,000	7,264,186
Wind Acquisition Finance SA, Sec’d. Notes, 144A	B3	11.750	07/15/17	EUR	5,000	7,196,296
Sec’d. Notes, RegS	B3	11.750	07/15/17	EUR	1,900	2,734,592
Sr. Sec’d. Notes, RegS	Ba3	7.375	02/15/18	EUR	3,585	5,062,390

						104,829,193

Netherlands 1.6%
Sensata Technologies BV, Gtd. Notes, 144A	B2	6.500	05/15/19		2,445	2,622,263
UPC Holding BV, Sec’d. Notes, RegS	B2	9.750	04/15/18	EUR	1,700	2,436,123

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Netherlands (cont’d.)
Ziggo Bond Co. BV, Gtd. Notes, RegS	Ba2	8.000%	05/15/18	EUR	4,000	$5,876,522

						10,934,908

Peru 1.6%
Corp. Pesquera Inca S.A.C., Gtd. Notes, 144A	B2	9.000	02/10/17		$10,941	11,542,755

Singapore 1.3%
Berau Capital Resources Pte Ltd., Sr. Sec. Notes, RegS	B1	12.500	07/08/15		6,700	7,202,500
STATS ChipPAC Ltd., Gtd. Notes, RegS	Ba1	7.500	08/12/15		1,700	1,799,875

						9,002,375

Sweden 2.2%
Eileme 2 AB, Sr. Sec’d. Notes, 144A	B3	11.625	01/31/20		3,305	3,891,637
Sr. Sec’d. Notes, RegS	B3	11.750	01/31/20	EUR	7,400	11,655,284

						15,546,921

Ukraine 0.7%
National JSC Naftogaz of Ukraine, Gov’t. Gtd. Notes	NR	9.500	09/30/14		5,000	5,137,500

United Kingdom 8.0%
Afren PLC, Sr. Sec’d. Notes, 144A	B(e)	10.250	04/08/19		2,000	2,360,000
Sr. Sec’d. Notes, 144A	B(e)	11.500	02/01/16		3,780	4,403,700
Sr. Sec’d. Notes, RegS	B(e)	11.500	02/01/16		3,050	3,553,250
Boparan Finance PLC, Gtd. Notes, RegS	Ba3	9.875	04/30/18	GBP	3,000	5,305,145
Eco-Bat Finance PLC, Gtd. Notes, RegS	B1	7.750	02/15/17	EUR	3,310	4,651,591
Gala Group Finance PLC, Sr. Sec’d. Notes, RegS	B3	8.875	09/01/18	GBP	1,465	2,433,844
HellermannTyton Finance PLC, Sr. Sec’d. Notes, RegS(a)	B2	5.308	12/15/17	EUR	4,250	5,828,321

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	19

Portfolio of Investments

as of January 31, 2013 (Unaudited) continued

Description	Moody’s Ratings**†	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

United Kingdom (cont’d.)
Inmarsat Finance PLC, Gtd. Notes, 144A	Ba2	7.375%	12/01/17		$800	$860,000
Jaguar Land Rover Automotive PLC, Gtd. Notes, RegS	Ba3	8.125	05/15/18	GBP	4,000	6,946,647
Matalan Finance PLC, Sr. Sec’d. Notes, RegS	B1	8.875	04/29/16	GBP	2,000	3,195,775
Phones4u Finance PLC, Sr. Sec’d. Notes, RegS	B3	9.500	04/01/18	GBP	2,000	3,362,304
Priory Group No. 3 PLC, Sr. Sec’d. Notes, RegS	B2	7.000	02/15/18	GBP	3,700	6,102,899
Virgin Media Finance PLC, Gtd. Notes	Ba2	8.375	10/15/19		6,343	7,175,519

						56,178,995

Venezuela 1.4%
Petroleos de Venezuela SA, Gtd. Notes, RegS	B+(e)	8.500	11/02/17		10,000	9,800,000

TOTAL FOREIGN BONDS (cost $356,629,347)						355,701,887

TOTAL LONG-TERM INVESTMENTS (cost $876,854,623)						874,117,248

				Shares
SHORT-TERM INVESTMENT 0.1%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund(h) (cost $351,279)					351,279	351,279

TOTAL INVESTMENTS 124.8% (cost $877,205,902)						874,468,527
Liabilities in excess of other assets(i) (24.8)%						(173,813,784)

Net Assets 100.0%						$700,654,743

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulations S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

EUR—Euro

GBP—British Pound

MTN—Medium Term Note

NR—Not Rated

PIK—Payment-in-Kind

†	The ratings reflected are as of January 31, 2013. Ratings of certain bonds may have changed subsequent to that date.
**	The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at January 31, 2013.
(b)	Secondary issued security. Rate in effect upon settlement.
(c)	Represents security, or portion thereof, segregated as collateral for loan outstanding (See Note 7).
(d)	Represents security, or portion thereof, segregated as collateral for forward foreign currency exchange contracts.
(e)	Standard & Poor’s Rating.
(f)	Indicates a security that has been deemed illiquid.
(g)	Indicates a restricted security; the aggregate original cost of such securities is $38,866,152. The aggregate value of $38,585,633 is approximately 5.5% of net assets.
(h)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency contracts outstanding at January 31, 2013:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Value at January 31, 2013	Unrealized Appreciation/ (Depreciation)(1)
British Pound,
Expiring 04/25/13	Barclays Capital, Inc.	GBP	4,582	$7,382,514	$7,264,239	$118,275
Expiring 04/25/13	Citibank NA	GBP	2,130	3,424,143	3,376,620	47,523
Expiring 04/25/13	Citibank NA	GBP	1,848	2,899,914	2,929,680	(29,766)
Expiring 04/25/13	Citibank NA	GBP	1,595	2,531,017	2,528,735	2,282
Expiring 04/25/13	Deutsche Bank Securities Corp.	GBP	7,833	12,550,178	12,417,686	132,492
Euro,
Expiring 04/25/13	Barclays Capital, Inc.	EUR	31,059	40,671,623	42,191,123	(1,519,500)
Expiring 04/25/13	Barclays Capital, Inc.	EUR	19,080	25,552,423	25,918,811	(366,388)

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	21

Portfolio of Investments

as of January 31, 2013 (Unaudited) continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Value at January 31, 2013	Unrealized Appreciation/ (Depreciation)(1)
Expiring 04/25/13	Barclays Capital, Inc.	EUR	15,215	$20,279,879	$20,667,646	$(387,767)
Expiring 04/25/13	Citibank NA	EUR	13,067	17,640,179	17,749,944	(109,765)
Expiring 04/25/13	Citibank NA	EUR	3,547	4,818,780	4,818,554	226
Expiring 04/25/13	Deutsche Bank Securities Corp.	EUR	14,266	18,925,649	19,379,526	(453,877)
Expiring 04/25/13	Deutsche Bank Securities Corp.	EUR	5,684	7,556,074	7,721,145	(165,071)
Expiring 04/25/13	Deutsche Bank Securities Corp.	EUR	5,593	7,310,960	7,597,798	(286,838)

				$171,543,333	$174,561,507	$(3,018,174)

(1)	Cash of $2,050,000 has been segregated to cover requirements for open forward foreign currency contracts as of January 31, 2013.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of January 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$71,753,646	$5,591,475
Corporate Bonds	—	439,767,390	1,302,850
Foreign Bonds	—	355,701,887	—
Affiliated Money Market Mutual Fund	351,279	—	—
Other Financial Instruments*
Forward Foreign Currency Contracts	—	(3,018,174)	—

Total	$351,279	$864,204,749	$6,894,325

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds
Balance as of 12/26/12 (Commencement of operations)	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)**	(101,308)	4,394
Purchases	5,692,783	1,298,456
Sales	—	—
Accrued discount/premium	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 01/31/13	$5,591,475	$1,302,850

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $(96,914) was included in Net Assets relating to securities held at the reporting period end.

Included in the table above, under Level 3, are securities that were fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies may include, but not limited to, using prices provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2013 were as follows:

Technology	14.2%
Cable	11.9
Capital Goods	10.3
Telecommunications	9.7
Gaming	9.2
Media & Entertainment	9.0
Metals	8.6
Automotive	7.0
Healthcare & Pharmaceutical	6.5
Energy–Other	5.4
Foods	5.1
Building Materials & Construction	3.5
Consumer	3.3
Retailers	2.9
Non-Captive Finance	2.7
Banking	2.4%
Aerospace & Defense	2.3
Non-Corporate Foreign Agency	2.1
Packaging	2.0
Lodging	1.8
Electric	1.5
Energy–Integrated	1.3
Pipelines & Other	0.9
Chemicals	0.6
Paper	0.5
Affiliated Money Market Mutual Fund	0.1

124.8
Liabilities in excess of other assets	(24.8)

Net Assets	100.0%

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	23

Portfolio of Investments

as of January 31, 2013 (Unaudited) continued

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of January 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$300,798	Unrealized depreciation on forward foreign currency contracts	$3,318,972

The effects of derivative instruments on the Statement of Operations for the the period December 26, 2012 through January 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Foreign Currency Contracts
Foreign exchange contracts	$209,292

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Foreign Currency Contracts
Foreign exchange contracts	$(3,018,174)

For the period ended January 31, 2013, the Fund’s average notional amount for forward currency contracts—sold (value at settlement date receivable) was $171,543,333.

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Statement of Assets and Liabilities

as of January 31, 2013 (Unaudited)

Assets
Investments at value:
Unaffiliated Investments (cost $876,854,623)	$874,117,248
Affiliated Investments (cost $351,279)	351,279
Cash	1,403,654
Foreign currency, at value (cost $3,117,962)	3,176,110
Dividends and interest receivable	15,708,612
Unrealized appreciation on forward foreign currency contracts	300,798
Prepaid expenses	75,345

Total assets	895,133,046

Liabilities
Payable for investments purchased	124,082,131
Loan payable (Note 7)	65,000,000
Unrealized depreciation on forward foreign currency contracts	3,318,972
Organizational and offering costs (Note 1)	1,495,150
Management fee payable	511,535
Accrued expenses	68,797
Loan interest payable (Note 7)	1,718

Total liabilities	194,478,303

Net Assets	$700,654,743

Net assets were comprised of:
Common stock, at par	$37,005
Paid-in capital in excess of par	705,283,079

705,320,084
Undistributed net investment income	1,612,368
Accumulated net realized loss on investment and foreign currency transactions	(200,461)
Net unrealized depreciation on investments and foreign currencies	(6,077,248)

Net assets, January 31, 2013	$700,654,743

Net asset value and redemption price per share ($700,654,743 ÷ 37,005,240 shares of common stock issued and outstanding)	$18.93

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	25

Statement of Operations

For the Period December 26, 2012* through January 31, 2013 (Unaudited)

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $35,285)	$2,254,134
Affiliated dividend income	61,693

Total income	2,315,827

Expenses
Management fee	610,068
Custodian’s fees and expenses	26,000
Reports to shareholders	23,000
Transfer agent’s fees and expenses	10,000
Organizational expenses (Note 1)	73,000
Directors’ fees	8,000
Audit fee	7,000
Legal fees and expenses	5,000
Loan interest expense (Note 7)	4,762
Registration fees	4,000
Insurance	1,000
Miscellaneous	4,629

Total expenses	776,459
Less: Expense reimbursement (Note 1)	(73,000)

Net expenses	703,459

Net investment income	1,612,368

Realized And Unrealized Loss On Investments and Foreign Currencies
Net realized loss on:
Investment transactions	(140,101)
Foreign currency transactions	(60,360)

(200,461)

Net unrealized depreciation on:
Investments	(2,737,375)
Foreign currencies	(3,339,873)

(6,077,248)

Net loss on investments and foreign currencies	(6,277,709)

Net Decrease In Net Assets Resulting From Operations	$(4,665,341)

*	Commencement of operations.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

(Unaudited)

December 26, 2012* through January 31, 2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,612,368
Net realized loss on investment and foreign currency transactions	(200,461)
Net unrealized depreciation on investments and foreign currencies	(6,077,248)

Net decrease in net assets resulting from operations	(4,665,341)

Fund share transactions (Note 6)
Proceeds from shares issued	740,000,000
Sales load charged to paid-in capital in excess of par	(33,300,000)
Common stock offering costs charged to paid-in capital in excess of par	(1,480,000)

Net increase in net assets from fund share transactions	705,220,000

Total increase	700,554,659

Net Assets:
Beginning of period	100,084

End of period(a)	$700,654,743

(a) Includes undistributed net investment income of:	$1,612,368

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	27

Statement of Cash Flows

For the Period December 26, 2012* through January 31, 2013 (Unaudited)

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(685,549))	$(12,707,236)
Operating expenses paid	(118,365)
Loan interest paid	(3,044)
Purchases of long-term portfolio investments	(879,279,510)
Proceeds from disposition of long-term portfolio investments	5,650,437
Net purchases and sales of short-term investments	(4,402,479)
Net cash paid for foreign currency transactions	(60,360)
Effect of exchange rate changes	(321,699)
Prepaid expenses	(75,345)
Payable for investments purchased	124,082,131
Organizational and offering costs	1,495,150

Net cash used in operating activities	(765,740,320)

Cash flows from financing activities:
Proceeds from shares issued	740,000,000
Sales load charged to paid-in capital in excess of par	(33,300,000)
Common stock offering costs charged to paid-in capital in excess of par	(1,480,000)
Increase in borrowing	65,000,000

Net cash provided from financing activities	770,220,000

Net increase in cash	4,479,680
Cash at beginning of period	100,084

Cash at end of period	$4,579,764

Reconciliation of Net Increase in Net Assets to Net Cash Used in Operating Activities
Net decrease in net assets resulting from operations	$(4,665,341)

Increase in investments	(877,346,003)
Net realized loss on investment and foreign currency transactions	200,461
Increase in net unrealized depreciation on investments and foreign currencies	6,077,248
Net cash paid for foreign currency transactions	(60,360)
Effect of exchange rate changes	(321,699)
Increase in interest and dividends receivable	(15,708,612)
Increase in prepaid expenses	(75,345)
Increase in payable for investments purchased	124,082,131
Increase in loan interest payable	1,718
Increase in accrued expenses and other liabilities	2,075,482

Total adjustments	(761,074,979)

Net cash used in operating activities	$(765,740,320)

*	Commencement of operations.

See Notes to Financial Statements.

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Notes to Financial Statements

(Unaudited)

Prudential Global Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Fund was incorporated as a Maryland corporation on July 23, 2012. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are

Prudential Global Short Duration High Yield Fund, Inc.	29

Notes to Financial Statements

(Unaudited) continued

valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield

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curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may invest in illiquid securities. Iliquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of

Prudential Global Short Duration High Yield Fund, Inc.	31

Notes to Financial Statements

(Unaudited) continued

legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other

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factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Prudential Global Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements

(Unaudited) continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PI has received an order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PI and certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Organization and Offering Costs: PI has agreed to pay all of the Fund’s organizational costs and all of the Fund’s offering costs (other than sales load) that exceed $0.04 per share of common stock. Organizational costs are expensed by the Fund as incurred. PI will reimburse the Fund for all organizational expenses.

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Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Global Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements

(Unaudited) continued

Note 4. Fund Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended January 31, 2013, aggregated $879,279,510 and $5,631,250, respectively.

Note 5. Distributions and Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of January 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$878,051,732	$2,855,863	$(6,439,068)	$(3,583,205)

The difference between book basis and tax basis is primarily attributable to differences in the treatment of premium amortization for book and tax purposes.

Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

Note 6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on December 26, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of January 31, 2013, Prudential owned 5,240 shares of the Fund.

During the period ended January 31, 2013, the Fund issued 37,000,000 shares of common stock in its initial public offering. These shares were all issued at $20.00 per share before a sales load of $0.90 per share. Offering costs of $1,480,000 (representing $0.04 per share) were offset against the proceeds of the offering and have been charged to paid-in capital in excess of par.

Note 7. Borrowings

The Fund currently is a party to a committed credit facility (the credit facility) with a bank. The credit facility provides for a maximum commitment of approximately

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$350 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and meet its general cash flow requirements.

During the period ended January 31, 2013, the Fund utilized the credit facility and had an average daily outstanding loan balance of $45,000,000 during the 4 day period that the facility was utilized, at an average interest rate of 0.95%. The maximum amount of loan outstanding during the period was $65,000,000. There was a balance of $65,000,000 outstanding at January 31, 2013.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 9. Subsequent Events

Dividends and Distributions: On January 28, 2013 the Fund declared monthly dividends of $0.125 per share payable on February 28, 2013, March 28, 2013, April 30, 2013 and May 31, 2013, respectively, to shareholders of record on February 21, 2013, March 20, 2013, April 19, 2013 and May 22, 2013, respectively. The ex-dividend dates were February 19, 2013, March 18, 2013, April 17, 2013, and May 20, 2013, respectively.

Fund Share Transaction: On February 1, 2013, an additional 3,902,005 shares were issued in connection with the exercise of the underwriters over-allotment option. An amount of $74,528,296 (net of sales load of $3,511,805) was received pursuant to this allotment. An amount of $156,080 ($0.04 per share of the common stock) will be used to offset any offering costs as described in Note 1 of the Notes to the Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	37

Financial Highlights

(Unaudited)

	December 26, 2012(a) through January 31, 2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19.10	*
Income (loss) from investment operations:
Net investment income	.04
Net realized and unrealized loss on investment transactions	(.17)
Total from investment operations	(.13)
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	(.04)
Net asset value, end of period	$18.93
Market value, end of period	$20.04
Total Investment Return(b):	.20%

Ratios/Supplemental Data(c):
Net assets, end of period (000)	$700,655
Average net assets (000)	$704,921
Ratios to average net assets:
Expenses	.98%	(d)(e)(f)
Net investment income	2.26%	(e)(f)
Portfolio turnover rate	1%	(g)
Asset coverage	1,178%
Total debt outstanding at period-end (000)	$65,000

* Initial public offering price of $20.00 per share less sales load of $0.90 per share.

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The annualized expense ratio without interest expense would have been .98% the period ended January 31, 2013.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios with and without interest expense would be 1.09% and 1.08%, respectively, and net investment income ratio would be 2.15%, for the period ended January 31, 2013.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

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Other Information

(Unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of

Prudential Global Short Duration High Yield Fund, Inc.	39

Other Information

(Unaudited) continued

Common Stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

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The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of

Prudential Global Short Duration High Yield Fund, Inc.	41

Other Information

(Unaudited) continued

termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

42	Visit our website at www.prudentialfunds.com

Board Consideration of Management Agreement

and Subadvisory Agreement

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of the Fund considered the proposed management agreement with Prudential Investments LLC (the “Manager”) and the proposed subadvisory agreement with Prudential Investment Management, Inc. (the “Subadviser”), with respect to the Fund prior to the Fund’s commencement of operations. The Board, including all of the Independent Directors, met on September 14, 2012 (the “Meeting”) and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated funds that utilize a high yield investment strategy; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information provided by the Manager and the Subadviser with respect to other funds managed by the Manager and the Subadviser, as applicable. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Directors determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s Subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the agreements are separately discussed below.

Prudential Global Short Duration High Yield Fund, Inc.

Board Consideration of Management Agreement

and Subadvisory Agreement (continued)

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the approval of the management agreement for the other Prudential Closed End Fund and the renewal of the management agreements between the Manager and the Retail Funds, as well as at other regular meetings throughout the year of the Prudential Retail and Closed End Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all of the officers of the Fund and Directors of the Fund who are affiliated persons of the Manager or Subadviser. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Closed End and Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the approval of the subadvisory agreement for the other Prudential Closed End Fund and the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as

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to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Closed End Fund and Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, no investment performance for the Fund existed for Board review. The Fund’s strategy is a new strategy for the Subadviser and the Subadviser does not believe that any of the high yield strategies that it has managed or currently manages is comparable to the Fund because the Fund, under normal market conditions, will invest in global high yield instruments and seek to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less. The Board noted that the Fund’s strategy is most similar to another closed end fund that was recently launched by the Manager and Subadviser, however, such fund recently commenced operations on April 30, 2012 and does not have a substantial track record. Although none of the other high yield strategies that are managed by the Subadviser are directly comparable to the Fund, the Board did consider the Subadviser’s track record in managing an open end fund that invests primarily in high yield securities for comparative purposes only. The Manager will provide information relating to performance to the Board in connection with subsequent reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 0.85% of the average daily value of the Fund’s investable assets to be paid by the Fund to the Manager and the proposed subadvisory fees of 0.425% of the Fund’s investable assets to be paid by the Manager to the Subadviser. The Board also considered that for purposes of calculating the proposed management and subadvisory fees, investable assets of the Fund means the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses (including the effects of leverage) to the Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee was

Prudential Global Short Duration High Yield Fund, Inc.

Board Consideration of Management Agreement

and Subadvisory Agreement (continued)

in the third quartile and anticipated total expenses were in the first quartile of the Lipper Peer Group (first quartile being the lowest fee) based upon net assets assuming outstanding leverage. The Board further noted that the Fund’s management fee was in the third quartile and anticipated total expenses were in the first quartile of the Lipper Peer Group (first quartile being the lowest expenses) based upon investable assets (i.e., net assets plus outstanding borrowings used to calculate all expenses).

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Funds has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with subsequent renewals of the management and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Funds has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with subsequent renewals of the management and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

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Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Your Financial Security, Your Satisfaction & Your Privacy	Privacy 0019 Ed. 8/2012 MUTU-D5077

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II (Connecticut General)

Pruco Insurance Company of Iowa

All separate accounts that include the following names: Prudential, Pruco, and PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Greater China Fund Inc., The

Prudential Investments Mutual Funds

Prudential Capital Partners, L.P.

Target Asset Allocation Funds

Target Portfolio Trust, The

Advanced Series Trust

The Prudential Series Fund

All funds that include the Prudential name

MUTU-D5077

■ MAIL	■ TELEPHONE	■ WEBSITE
Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940	(800) 451-6788	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Valerie M. Simpson, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Global Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

CERTIFICATIONS
The Fund has submitted to the New York Stock Exchange (NYSE) the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	GHY
CUSIP	74433A109

PICE1001E2    0240824-00001-00

Item 2 –	Code of Ethics – Not required, as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 –	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Prudential Global Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	March 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	March 21, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	March 21, 2013